Exhibit 99.24(a)

                                POWER OF ATTORNEY

     We, the undersigned Directors of PBHG Insurance Series Fund, Inc. (the "Company"), whose signatures appear below, hereby make, constitute and appoint Harold J. Baxter, John M. Zerr and William H. Rheiner, and each of them acting individually, to be our true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in each undersigned Director's capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, including any and all pre-effective and post-effective amendments to the Company's registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of common stock of the Company or any of its series or classes thereof, and the registration of the Company or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Company's registration statement; and without limitation of the foregoing, the power and authority to sign the name of the the Company on its behalf, and to sign the name of each such Director on his or her behalf, and we hereby grant to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this


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Power of Attorney to the same extent and with the same effect as if we might or could do personally in our capacity as aforesaid and we ratify, confirm and approve all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his and her signatures as the same may be signed by said attorney or attorneys.

Signature                                  Title                        Date
---------                                  -----                        ----

/s/ HAROLD J. BAXTER                      Director                    10/10/97
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Harold J. Baxter


/s/ JOHN R. BARTHOLDSON                   Director                    10/10/97
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John R. Bartholdson


/s/ JETTIE M. EDWARDS                     Director                    10/10/97
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Jettie M. Edwards


/s/ ALBERT A. MILLER                      Director                    10/10/97
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Albert A. Miller